UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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[      ]          Preliminary Proxy Statement

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[      ]          Soliciting Material Pursuant to § 240.14a-12

Madison Strategic Sector Premium Fund

(Name of Registrant as Specified In Its Charter)

Karpus Management, Inc., d/b/a Karpus Investment Management
Karpus Investment Management Profit Sharing Plan Fund C - Growth Common Stock Fund
George W. Karpus
Arthur Charles Regan
Dr. Daniel C. Robeson

(Name of Person(s) Filing Proxy statement, if other than the Registrant)

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[      ]          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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2017 ANNUAL MEETING OF SHAREHOLDERS
OF
MADISON STRATEGIC SECTOR PREMIUM FUND
___________________

PROXY STATEMENT
OF
KARPUS MANAGEMENT, INC.,
D/B/A KARPUS INVESTMENT MANAGEMENT
___________________

Fellow shareholders:

 This proxy statement (including the Appendices hereto, this "Proxy Statement") and the enclosed GREEN proxy card are being furnished to you, the shareholders of the Madison Strategic Sector Premium Fund ("MSP" or the "Fund"), in connection with the solicitation of proxies by Karpus Management, Inc., d/b/a Karpus Investment Management ("Karpus", "we" or "us"), the largest shareholder of the Fund, owning approximately 24.1% of the outstanding shares of common stock (the "Shares") of the Fund, for use at the at the 2017 Annual Meeting of Shareholders scheduled to be held at 550 Science Drive, Madison, Wisconsin 53711 at 10:00 a.m., Central Time, on Tuesday, August 22, 2017, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the "Annual Meeting").

Only the Fund's shareholders of record on May 25, 2017 (the "Record Date") will be entitled to receive notice of and to vote at the Annual Meeting. The Annual Meeting is being held for the following purposes:

  Proposal 1. Election of Trustees - The shareholders of MSP are being asked to elect two Trustees as Class III Trustees to serve until the Fund's 2020 annual meeting of shareholders or until his/her successor shall have been elected and qualified;

  Proposal 2. The shareholders of MSP are being asked to consider and vote upon a shareholder proposal to terminate the Investment Advisory Agreement between MSP and Madison Asset Management, LLC ("MAM" or the "Adviser");

  Proposal 3. The shareholders of MSP are being asked to vote upon and consider a shareholder proposal requesting that the Trustees promptly consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to net asset value ("NAV"). If more than 50% of the Fund's outstanding common shares are tendered, the tender offer should be cancelled and the Board should take the steps necessary to liquidate, merge, or convert the Fund to an open-end mutual fund of exchange traded fund; and

  To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

AS YOUR FELLOW SHAREHOLDER, KARPUS IS SOLICITING PROXIES TO VOTE FOR OUR TRUSTEE NOMINEES AND FOR PROPOSALS 2 AND 3. WE URGE YOU NOT TO RETURN ANY PROXY CARD SENT TO YOU BY THE FUND.

If you have already sent a proxy card furnished by the Fund's management, you have every right to change your vote by signing, dating and returning the enclosed GREEN proxy card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

We are soliciting a proxy to vote or, under circumstances specified herein, not vote your Shares in connection with the Annual Meeting. Please refer to the Fund's proxy soliciting material for additional information concerning the Annual Meeting and the matters to be considered by shareholders. It is anticipated that this Proxy Statement and the attached form of proxy will first be mailed to shareholders on or about July 10, 2017.

If you have any questions or require assistance voting your shares, please contact Regan & Associates, Inc., at 505 Eighth Avenue, Suite 800, New York, New York 10018 or 1-800-737-3426.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

The Proxy Statement, GREEN proxy card and additional information can be found at:
www.karpus.com/mspproxy/

BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

1. Prior to MSP's 14a-8 shareholder proposal deadline in February 2016, a shareholder submitted a non-binding proposal that asked the Board of Trustees (the "Board") of MSP to consider authorizing a self-tender offer for all outstanding common shares at or close to NAV. If more than 50% of the Fund's outstanding common shares were tendered, the proposal asked that the tender offer be cancelled and the Board should then take steps necessary to liquidate, merge, or convert the Fund to an open-end mutual fund or exchange traded fund.

2. A few months later, in May 2016, MSP and Madison Covered Call & Equity Strategy Fund ("MCN") announced a proposed merger. On June 8, 2016, the merger proposal was withdrawn because of negative feedback from shareholders, among other reasons.

3. Just over one month later, in July, MSP filed a definitive proxy statement and included a lengthy statement of opposition to the previously submitted shareholder proposal. Just three days after filing its definitive proxy statement, MSP had to revise and refile because of errors relating to language regarding the required approval of the shareholder proposal.

4. Shortly after MSP's 2016 Annual Meeting, the Fund announced the shareholder proposal did not pass. Then, after being questioned by shareholders, it issued a later press release saying it incorrectly calculated votes and the shareholder proposal passed.

5. After two months of inactivity and not responding to multiple inquiries, in November 2016 MSP then submitted a press release where the Board concluded that "it was not in the best interest of shareholders to authorize a self-tender for all outstanding common shares of the Fund for the purposes of liquidating the Fund or converting the Fund to an exchange-traded fund (ETF) or open-end fund."

6. Not satisfied with this rationale, Karpus submitted a shareholder proposal to terminate MAM as MCN and MSP's investment adviser. We also subsequently submitted an additional shareholder proposal substantially similar to the proposal that shareholders approved in 2016 and submitted Trustee nominees for both Funds' Boards.

7. Shortly after we submitted our Nominees, the Boards of MSP and MCN announced that they had approved the reorganization of MSP into MCN.

REASONS FOR THE SOLICITATION

Karpus' reasons for soliciting proxies for each Proposal is set forth below with respect to each such Proposal and is incorporated herein by reference. To summarize our views, we believe:

    * The proposed merger is not in shareholders' best interest. With the dilutive nature of the transaction, as well as the Adviser's perpetual underperformance, it appears as though the Board is putting the Adviser's interests ahead of shareholders.
    * Shareholders deserve new, independent Trustees.
    * The current Board of Trustees has a duty to ALL shareholders to seek the best manager. We think that shareholders deserve better than MAM.
    * Shareholders of MSP should be afforded the opportunity to realize the full value of their Shares, which they have not had available to them since 2007.

PLEASE VOTE ON THE GREEN CARD FOR KARPUS' NOMINEES, FOR OUR PROPOSAL TO TERMINATE THE FUND'S ADVISER, AND FOR OUR PROPOSAL ASKING THE BOARD TO AUTHORIZE A SELF-TENDER OFFER.

PROPOSAL 1:
Election of Class III Trustee Nominees

The Board is currently composed of five (5) Trustees, two (2) of whom are up for election at the Annual Meeting. The Board is divided into three classes. We are seeking your support at the Annual Meeting to elect our two (2) Trustee nominees (the "Nominees") in opposition to the Fund's Trustee nominees to serve a three-year term expiring at the 2020 Annual Meeting. Our Nominees, if elected, will constitute a minority of the Board. As such, there can be no assurance that the election of our Nominees will improve the Fund's business and or otherwise enhance shareholder value. Your vote to elect the Nominees will have the legal effect of replacing two incumbent Trustees of the Fund with our Nominees. We are soliciting your proxy to vote, or, under specified conditions, not to vote your Shares, FOR the election of Karpus' Nominees, indicated below. We believe that each of Karpus' Trustee candidates is very well qualified to be a Trustee.

OUR NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, or offices for the past five (5) years of each of our Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Fund's governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that our Nominees should serve as Trustees of the Fund are set forth below.

Name: Arthur Charles Regan
Age: 54
Business Address: 505 Eighth Avenue, Suite 800, New York, New York 10018
Nationality: U.S. Citizen
# and class of shares owned: None
Date of Acquisitions (if applicable) and intent of purchase: N/A
Professional Experience: Mr. Regan has been the President & CEO of Regan & Associates, Inc. a New York, NY based proxy solicitation/stockholder services firm founded by him since 1991 and has had numerous articles published on stockholder related matters. From 1988 to 1991, Mr. Regan was the President of David Francis & Co., Inc., a proxy solicitation firm. From 1984 to 1988, Mr. Regan served as Vice President at Morrow & Co, Inc., a proxy solicitation firm. From 1997 to 2000 he served as an outside director and Corporate Secretary for US Wats, Inc., a Bala-Cynwyd, PA based publicly held telecommunications firm until that firm was merged out of existence. Mr. Regan received a Bachelor of Science from New York University. Karpus believes Mr. Regan is well-qualified and his professional experiences would afford the Fund unique insights into stockholder relations, as well as innovative business and managerial insight to assist the Fund's Board.

Name: Dr. Daniel Robeson
Age 54
Business Address: c/o Karpus Management, Inc., 183 Sully's Trail, Pittsford, New York 14534
Nationality: U.S. Citizen
# and class of shares owned: None
Date of Acquisitions (if applicable) and intent of purchase: N/A
Professional Experience: Dr. Robeson is a Senior Vice-President of Research and Strategy at Bender Lane Advisory, LLC ("Bender Lane Advisory"), an independent firm of professionals with extensive expertise in family accounting, finance, investing, & estate and tax planning, in Albany, New York. Dr. Robeson joined Bender Lane Advisory in 2016. Prior to this, Dr. Robeson was employed by Keuka College, an independent, liberal arts-based coeducational college, for two years and was Chair, Division of Business & Management at the time of his departure. Prior to that role, Dr. Robeson was employed as the Founding Dean of The School of Management at The Sage Colleges, a private educational institution, for five years. His previous experience includes System Concepts Center Consultant at Eastman Kodak, Financial Advisor at Landmark Bank, and Account Executive at Dean Witter Reynolds. Dr. Robeson earned a Bachelor of Arts in Economics from the University of Missouri, a Master of Business Administration from Rensselaer Polytechnic Institute, and a Doctor of Philosophy in Management from Rensselaer Polytechnic Institute. Karpus believes Dr. Robeson is very well-qualified and his extensive professional and academic experiences would make him an ideal candidate for the Fund's Board.

Please see "ADDITIONAL INFORMATION ABOUT NOMINEES."

REASONS FOR OUR SOLICITATION TO ELECT KARPUS' NOMINEES

1. It is the Board's duty to assess the Fund's manager and act independently of the Fund's Adviser. We cannot find any instance where the current Board has asked for competitive bids with respect to a potential manager of MSP.

The following are MSP's Lipper peer group rankings. The Board has deemed the following "satisfactory" in its most recent assessment of MAM:

MSP Avg. Annual Total Return %
10 Yr.	5 Yr.	1 Yr.	YTD
NAV Return	3.51%	7.27%	7.36%	2.80%
Lipper Pct. Rank	72	80	97	97
    Source: Closed-End Fund Association. As of 7/3/2017. http://www.cefa.com/FundSelector/FundDetail.fs?ID=100049
    Peer Group: Opt Arbitrage/Opt Strat, 30 Funds

As the table shows, MAM has provided shareholders with third to fourth quartile returns across multiple time periods within its Lipper peer group. Is this performance "satisfactory" to you?

2. The Board recommended against implementing a proposal substantially similar to Proposal 3, below. First, the Adviser could not accurately count whether the proposal had passed and then the Board apparently chose to ignore it altogether. Does this sound like a Board that you want to represent you?

At last year's joint Annual Meeting of MSP and MCN, shareholders of MSP approved a shareholder proposal to request the Board to authorize a self-tender offer for all outstanding common shares of MSP at or close to its NAV, and if more than 50% of the shares are submitted into the tender offer, that the Board must take steps to cause MSP to be liquidated or converted into an ETF or open-end mutual fund. Despite the valid shareholder approval of this proposal, MSP's Board ignored this proposal and did not commence a tender. The proposed merger will significantly dilute the vote of those shareholders who supported the above tender offer proposal.

3. The Board is now recommending that you also approve a reorganization of MSP with and into MCN. In our opinion, merging the Fund is an attempt to mask the performance and discount problems that have historically plagued the Fund.

In fact, the discount has only recently narrowed and we don't believe that the narrowing has anything to do with the Board's or Fund management's actions. Rather it seems to be an indication that shareholders believe something is going to actually be done to enhance shareholder value.

IF YOU AGREE AND THINK SHAREHOLDERS NEED NEW, INDEPENDENT TRUSTEES, PLEASE VOTE FOR ALL KARPUS NOMINEES ON THE GREEN PROXY CARD.

Voting Requirement

For Proposal 1 to become effective, election of MSP's Trustees must be approved by the affirmative vote of a majority of the Shares present in person at the Annual Meeting or represented by proxy so long as a quorum is present. Votes withheld will have the same effect as votes against Proposal 1.

PROPOSAL 2:
Termination of the Fund's Investment Adviser

We have submitted the following proposal for shareholder approval at the Annual Meeting:

BE IT RESOLVED, that the Investment Advisory Agreement between the Madison Strategic Sector Premium Fund ("MSP" or the "Fund") and Madison Asset Management, LLC ("MAM" or the "Adviser") shall be terminated.

Supporting Statement

MAM has been the Fund's Adviser since inception. MSP is one of two closed-end funds that is advised by MAM. In a closed-end fund, an investment adviser's job is to manage a Fund's assets and a Board's job is to manage the investment adviser, a fund's discount, and act in all shareholders' interests.

With respect to MAM's performance as the Adviser of MSP, the Fund's net asset value has underperformed its stated benchmark over the last 3, 7 and 10 year time periods ending 12/31/2016, while only slightly outperforming over the 5 year period. On top of this, the Fund has also underperformed the broader stock market as a whole, as measured by the S&P 500 Index over the last 1, 3, 5, 7 & 10 year time periods (Source: Bloomberg Finance, L.P.).

In recent press releases, the Board focused on Q3 2016 and YTD performance, stating that the Fund had outperformed. While that may be the case, they looked at particularly short time periods and when longer periods are examined (as noted above), an extremely different picture is readily apparent.

Adding fuel to the fire, shareholders of the Fund also continue to face limited liquidity for this underperformance despite being formally asked by shareholders (via a non-binding proposal) to take a specific action or set of actions at the Fund's 2016 shareholder meeting.

The Fund is likely to come up with a litany of arguments against our proposal but the simple fact of the matter is that the current manager has not been able to provide attractive performance for the Fund and the Adviser's history of shareholder relations can be best described as unresponsive and manager-centered (as opposed to open and shareholder centered). It is our belief that the Manager has been given ample time to prove its value to the Fund's shareholders. Based on the foregoing, we believe it has fallen short of being able to do so.

It is clear that the time for change is now! If you agree and believe the Fund should terminate its Investment Advisory Agreement with MAM to provide the opportunity to replace them with a manager more focused on shareholder value, please vote FOR this Proposal. If approved, the Board must implement this Proposal.

END OF PROPOSAL

REASONS FOR OUR SOLICITATION WITH RESPECT TO PROPOSAL 2

To contradict our proposal, the Fund includes a lengthy discussion that boils down to four points. We address their contentions with the following:

1. The Fund's relative performance is NOT strong. For instance, see the table above, showing the Fund's poor NAV performance over multiple time periods.

2. The Lipper Peer Group is valid and representative of the Fund's relative underperformance. The Fund also asserts that our analysis must compare the Fund against the CBOE S&P Buy-Write Index ("BXM"). The Fund also asserted that "many other covered call funds also write call options on only a portion of their underlying holdings, rather than the vast majority of their holdings like the Fund does."

The key to these statements, we think, is that the Adviser has the ability to write options as they see fit, but they choose not to. In fact, in the prospectus, the Fund states: "[d]epending on the Adviser's evaluation, the Fund may write covered call options on varying percentages of the Fund's common stock holdings." Thus, the Adviser could have chosen to utilize less options during the recent equity bull market, but didn't.

The bottom line is that the Adviser made a choice that led them to underperform their peer group and it doesn't appear they want to be compared to a group that highlights their relatively poor portfolio positioning.

3. Termination of the advisor is NOT as dire as is depicted. It is the Board's duty to assess a Fund's manager. If MAM is terminated, the Board must simply do its job and find another manager.

In the Fund's proxy statement, the Fund says: "the Proposal states, without support, that a different adviser may do better, but the Board does not believe that terminating the current Adviser on the mere hope that a to-be-named adviser may produce better results is in the best interests of shareholders."

First, we cannot have "support" that a different adviser may do better. What we are saying is that we believe that the Board owes it to shareholders to assess other options because of the Fund's performance deficiencies. Second, we cannot find an instance where the Board has actively sought other managers to be the Fund's Adviser. They only seem to review the Adviser, not whether they can find someone better. To us, it seems as though the Board hasn't done enough to independently assess the Fund's Adviser.

IF YOU AGREE AND THINK THAT MADISON ASSET MANAGEMENT, LLC SHOULD BE TERMINATED AS THE FUND'S ADVISER, PLEASE VOTE FOR PROPOSAL 2 ON THE GREEN PROXY CARD.

Voting Requirement

For Proposal 2 to become effective, the termination of MAM must be approved by a vote of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities is defined in the Investment Company Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

Abstentions will have the same effect as a vote against the Proposal, but broker non-votes will not be counted as votes cast and will have no effect on the outcome of the Proposal.

PROPOSAL 3:
Shareholder Proposal for Self Tender Offer

We have submitted the following proposal for shareholder approval at the Annual Meeting:

BE IT RESOLVED, the shareholders of the Madison Strategic Sector Premium Fund ("MSP" or the "Fund") request that the Trustees promptly consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to net asset value ("NAV"). If more than 50% of the Fund's outstanding common shares are tendered, the tender offer should be cancelled and the Board should take the steps necessary to liquidate, merge, or convert the Fund to an open-end mutual fund or exchange traded fund.

Supporting Statement

At MSP's 2016 Annual Meeting, shareholders approved the same proposal that we put forth today. However, because the proposal is "non-binding," MSP's Board chose not to implement it.

In our opinion, ignoring shareholders is NOT acceptable.

The Board's press release dated November 15 (which didn't appear to be adequately disseminated until nearly two months after its initial release) cited: (1) recent discount narrowing, and (2) "consideration" that a substantial portion of the shares voting in favor of the proposal were held by a small number of shareholders.

Addressing the first point, the discount has narrowed. However, we don't think this has anything to do with what the Board has done. Instead, the discount narrowing of the Fund appears to be a reaction of the market that an otherwise unrecognized and inactive Board might actually do something to enhance shareholder value.

Addressing the second point, the last we checked, a vote is a vote in a corporate democracy. It is irrelevant whether "a substantial portion of shares were held by a small number of shareholders." What is relevant is that the proposal passed by the required amount (even though the Fund would have had the market believe otherwise with their original miscalculation).

Because of these two facts, we question whether the decision not to implement the proposal was in the best interest of shareholders or the best interests of the Fund's Advisor. Surely, maintaining the status quo is the highest fee generating option for MAM. The same argument, however, cannot be made for MSP shareholders. Does the Board not think that MSP is a strategy that shareholders could get elsewhere or that could be implemented efficiently through another investment vehicle?

After shareholders asked for liquidity close to full value, how can a fiduciary such as the Board argue that doing so is not in their best interest? To us, the only party "harmed" in such a scenario are those that chose to vote against the 2016 proposal in the first place. In that case, they could have the option to not tender their shares, just as they had the option to vote how they saw fit.

We do not believe that the Fund's current discount has anything to do with what the Board or the Fund's Advisor has done. If you agree, please vote FOR Karpus' Proposal and tell our Fund's Trustees that you want them to listen and take the actions that were already approved.

END OF PROPOSAL

REASONS FOR OUR SOLICITATION WITH RESPECT TO PROPOSAL 3

With respect to Proposal 3, we believe our discussion above speaks for itself.

However, in the Fund's lengthy statement in opposition in their proxy statement, they refer to a "loss of the benefits of utilizing a closed-end fund structure" and a reduction in the Fund's discount as two reasons why the Board recommends against our proposal. We believe that shareholders understand that these arguments are not compelling.

First, MSP doesn't invest in illiquid securities or utilize leverage. In fact, when we had a discussion with the Adviser earlier this year, we asked senior investment management professionals at MAM what the exact benefits were to keeping MSP as a closed-end fund. To this question, we were met with silence. What must also be brought forth is that MSP currently has very similar costs and investment objectives as one of the Adviser's open-end funds. In our view, the only one that seems to benefit from the closed-end fund format is the Adviser, who maintains a relatively stable asset base through the closed-end fund format.

Second, with respect to the Fund's discount, it is true that the discount has narrowed in recent periods. As we've articulated previously though, we don't think that this has anything to do with actions by the Board or with the investment performance of the Adviser. Last year, shareholders approved substantially the same proposal that is being put before you today.

TELL THE BOARD THAT YOU ARE NOT SATISFIED WITH HOW THE MANAGER IS PERFORMING AND THE CHOICES IT IS MAKING WITH RESPECT TO THE FUND. PLEASE VOTE FOR PROPOSAL 3 ON THE GREEN PROXY CARD.

Voting Requirement

For Proposal 3 to become effective, it must be approved by the affirmative vote of a majority of the Shares present in person at the Annual Meeting or represented by proxy so long as a quorum is present.

Votes withheld will have the same effect as votes against Proposal 3. Broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote, and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on Proposal 3.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

Except as set forth in this Proxy Statement, Karpus is not aware of any matters affecting the Fund to be brought before the Annual Meeting. Should other matters properly be brought before the Annual Meeting that Karpus is unaware of a reasonable time before this solicitation, the attached GREEN proxy card, when duly executed, will give the proxies named therein discretionary authority to vote on all such matters and on all matters incident to the conduct of the Annual Meeting. Such discretionary authority will include the ability to vote shares on any proposal to adjourn the Annual Meeting. If Karpus attends the Annual Meeting and submits proxies (see disclosures below concerning the specific limited circumstances under which Karpus would not do so) and a vote to adjourn the Annual Meeting with respect to one or more of the proposals is called, Karpus will vote for or against adjournment in its discretion, based upon its determination of whether or not an adjournment will further its objective of obtaining truly independent representation on the Board of the Fund. Execution and delivery of a proxy by a record holder of shares of common stock will be presumed to be a proxy with respect to all common shares held by such record holder unless the proxy specifies otherwise.

VOTING PROCEDURES & INFORMATION CONCERNING THE ANNUAL MEETING

Outstanding Shares of the Fund

MSP has set the close of business on May 25, 2017 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to MSP, as of the Record Date, there were 5,798,291 Shares outstanding. Each shareholder of record at the close of business on the Record Date is entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote. If you were a shareholder of record on the Record Date, you will retain your voting rights for the Annual Meeting even if you sold shares after the Record Date. Accordingly, it is important that you vote the shares you owned on the Record Date or grant a proxy to Karpus to vote such shares, even if you sold some or all of your shares after the Record Date.

Proxies, Quorum and Voting at the Annual Meeting

The address of the principal executive offices of MSP is 550 Science Drive, Madison, WI 53711. MSP's Secretary may be contacted c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

The holders of a majority of the Shares entitled to vote on any matter at the Annual Meeting present in person or by proxy shall constitute a quorum at the Annual Meeting for purposes of conducting business.

Shares present in person or represented by proxy at the Annual Meeting and abstentions will be included in determining the existence of a quorum at the Annual Meeting. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker "non-vote." According to the Fund's proxy statement, votes withheld, abstentions and "broker non-votes" will be counted as present for purposes of establishing a quorum for each Fund.

For Proposal 1 to become effective, election of MSP's Trustees must be approved by the affirmative vote of a majority of the Shares present in person at the Annual Meeting or represented by proxy so long as a quorum is present. Votes withheld will have the same effect as votes against Proposal 1.

For Proposal 2 to become effective, the termination of MAM must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the Investment Company Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Abstentions will have the same effect as a vote against the Proposal, but broker non-votes will not be counted as votes cast and will have no effect on the outcome of the Proposal.

For Proposal 3 to become effective, the approval of the Shareholder Proposal regarding a self-tender offer must be approved by the affirmative vote of a majority of the Shares present in person at the Annual Meeting or represented by proxy so long as a quorum is present. Votes withheld will have the same effect as votes against Proposal 3. Broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote, and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on Proposal 3.

The information set forth above regarding the votes required for approval of the proposals is based on information contained in the Fund's proxy statement. The incorporation of this information in this Proxy Statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by: (i) submitting to the Fund or to us a later dated written revocation or a duly executed proxy; or (ii) attending and voting at the Annual Meeting in person (mere attendance at the Annual Meeting will not in and of itself constitute a revocation).

Although a revocation of a proxy solicited by the Fund will be effective only if delivered to the Fund, we request that either the original or a copy of all revocations be mailed to Karpus Management, Inc., d/b/a Karpus Investment Management, c/o Regan & Associates, Inc., 505 Eighth Avenue, Suite 800, New York, New York 10018, so that we will be aware of all revocations and can more accurately determine if and when the requisite proxies have been received.

If Karpus attends the Annual Meeting and submits proxies (see disclosures below concerning the limited circumstances under which Karpus would not do so) and if any other matters properly come before the Annual Meeting, Karpus will vote for or against all such matters in its discretion, based upon its determination of whether or not such matters will further its objective of obtaining truly independent representation on the Board of the Fund.

Please note:If you give us your proxy, we will take all steps necessary and lawful to obtain truly independent representation on the Board of the Fund and to approve our proposals. Due to the complexities of corporate law, as described above, under certain circumstances, voting your shares at all could help create a quorum which could allow management's nominees to be elected or either proposal not to pass. If Karpus believes that voting the proxies it receives would cause there to be a quorum and that the Karpus proposals and Trustee Nominees would not be approved, we may not attend the Annual Meeting and may withhold all proxies.

If we are not able to obtain truly independent representation on the Board of the Fund and approve our proposals, we may not attend the Annual Meeting, we may not vote your shares, and your shares may not be counted toward a quorum. If you do not believe the foregoing condition is reasonably specified, or you unconditionally want your shares to be represented at the Annual Meeting, you should not give us your proxy. If Karpus does attend the Annual Meeting, unless you indicate otherwise, your shares will be voted FOR ALL of Karpus' Nominees, FOR PROPOSAL 2 and FOR PROPOSAL 3.

Procedures

For the proxy solicited hereby to be voted or, under the circumstances specified herein, not voted, the enclosed GREEN proxy card must be signed, dated and returned in the enclosed envelope, in time to be voted at the Annual Meeting. If you wish to vote in accordance with our recommendations, you must submit the enclosed GREEN proxy card and must not subsequently submit the Fund's proxy card. IF YOU HAVE ALREADY RETURNED THE FUND'S PROXY CARD, YOU HAVE THE RIGHT TO REVOKE IT AND ALL MATTERS COVERED THEREBY AND MAY DO SO BY SUBSEQUENTLY SIGNING, DATING AND MAILING THE ENCLOSED GREEN PROXY CARD. ONLY YOUR LATEST PROXY WILL COUNT AT THE ANNUAL MEETING. Execution of a GREEN proxy card will not affect your right to attend the Annual Meeting and to vote in person.

Authorized proxies will be voted (or as described in circumstances specified above, not voted) at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR ALL OF KARPUS' NOMINEES, FOR PROPOSAL 2 and FOR PROPOSAL 3 and to transact such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof in Karpus' discretion and any Annual Meeting which may be called in lieu thereof.

Solicitation of Proxies

The solicitation of proxies pursuant to this Proxy Statement is being made by Karpus. Proxies may be solicited by mail, facsimile, telephone, Internet, in person, press/news releases, and by advertisements.

Karpus has entered into an agreement with Regan & Associates, Inc. for solicitation and advisory services in connection with this solicitation, for which Regan & Associates, Inc. will receive a fee not to exceed $65,000 together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Karpus and Regan & Associates, Inc. will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Karpus has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Karpus will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Karpus will utilize approximately 12 persons and Regan & Associates, Inc. will employ approximately 10 persons to solicit the Fund's shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Karpus. Because Karpus believes that the Fund's shareholders will benefit from the Solicitation, Karpus intends to seek reimbursement from the Fund, to the fullest extent permitted by law, of all expenses it incurs in connection with the Solicitation. Karpus does not intend to submit the question of such reimbursement to a vote of security holders of the Fund unless otherwise required by law. Costs of the Solicitation of proxies are currently estimated to be approximately $110,000. Karpus estimates that through the date hereof, its expenses in connection with the Solicitation are approximately $20,000.

SHAREHOLDER PROPOSALS

According to MSP's proxy statement, shareholder proposals intended for inclusion in the Fund's proxy statement in connection with the Fund's 2018 Annual Meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund's principal executive offices by February 20, 2018. In order for the proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executives offices not later than May 10, 2018.

The information set forth above regarding the procedures for submitting shareholder nominations and proposals for consideration at the 2018 Annual Meeting is based on information contained in the Fund's proxy statement. The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

ADDITIONAL INFORMATION ABOUT THE NOMINEES

As of the date hereof, the dollar range of equity securities of MSP beneficially owned by the Nominees and the aggregate dollar range of equity securities in all funds to be overseen by the Nominees, is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by the Nominee in Familiy of Investment Companies

Arthur Charles Regan	None	None
Dr. Daniel C. Robeson	None	None

The Nominees do not currently oversee any portfolios in MSP's Fund Complex. As of the close of business on June 22, 2017, neither of the Nominees owned any securities of MSP. Each of our Nominees, as a member of a "group" for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), may be deemed to beneficially own the Shares owned in the aggregate by the other members of the group. Each of our Nominees disclaims beneficial ownership of such Shares, except to the extent of his pecuniary interest therein. For information regarding purchases and sales of securities of MSP during the past two (2) years by the Participants (as defined below), see Appendix A hereto (which is incorporated herein by reference).

None of the Nominees, nor their affiliates or any other related persons, has, during the past 5 years, held any position, including as an officer, employee, Trustee or general partner, with (i) the Fund, (ii) any investment company, or any person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the Investment Company Act of 1940 (the "Investment Company Act"), having the same investment adviser, principal underwriter or Sponsoring Insurance Company (as such item is defined in the Investment Company Act) or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iii) the Fund's investment adviser, principal underwriter or Sponsoring Insurance Company and (iv) any person, directly or indirectly controlling, controlled by, or under common control of the Fund's investment adviser, principal underwriter, or Sponsoring Insurance Company.

Since the beginning of the Fund's last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which any of the Nominees is an officer.

Since the beginning of the Fund's last two completed fiscal years, none of the Nominees nor any of their associates was a party to any transaction, or series of similar transactions or is a party to any currently proposed transaction, or series of similar transactions, in which the amount involved exceeded or is to exceed $120,000, to which (i) the Fund, (ii) any of its officers, (iii) any investment fund, or officer thereof, or any person, or officer thereof, that would be an investment fund but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the Investment Company Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iv) the Fund's investment adviser, principal underwriter or Sponsoring Insurance Company, or officer thereof, or (v) any person, or officer thereof, directly or indirectly controlling, controlled by, or under common control of the Fund's investment adviser, principal underwriter, or Sponsoring Insurance Company, was or is to be a party.

None of the Nominees nor any of their Immediate Family Members (as such term is defined in the Investment Company Act) has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund's investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund's investment adviser, principal underwriter, or Sponsoring Insurance Company.

None of the Nominees nor any of their Immediate Family Members owns beneficially or of record any class of securities in (i) the Fund's investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund's investment adviser, principal underwriter, or Sponsoring Insurance Company.

None of the Nominees or any of their Immediate Family Members has, or has had since the beginning of the Fund's last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Mr. Regan's firm, Regan & Associates, Inc. has been retained by Karpus to assist in its proxy solicitation efforts and consultative roles to aid Karpus in achieving its objectives of succeeding on both Proposals and to elect what it deems is independent representation on the Fund's Board.

On April 28, 2017, the Nominees entered into a Joint Filing and Solicitation Agreement (the "Joint Filing and Solicitation Agreement") with the other members of the Karpus Group in which, among other things, (a) the Karpus Group agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of MSP and (b) the Karpus Group agreed to form the group for the purpose of soliciting proxies or written consents for the election of the Nominees at the Annual Meeting and for the Proposals and for the purpose of taking all other actions incidental to the foregoing.

Other than as stated herein, there are no arrangements or understandings among members of the Karpus Group and any of our Nominees or any other person or persons pursuant to which the nomination of our Nominees described herein is to be made, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a Trustee of MSP, if elected as such at the Annual Meeting. None of our Nominees is a party adverse to MSP, or any of its subsidiaries, or has a material interest adverse to MSP, or any of its subsidiaries, in any material pending legal proceeding.

Karpus believes that each Nominee presently is, and if elected as a Trustee of the Fund, will be, an "independent director" within the meaning of (i) applicable New York Stock Exchange listing standards applicable to board composition, including Rule 303A.02, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002, as amended. No Nominee is a member of the Fund's compensation, nominating or audit committees that is not independent under any such committee's applicable independence standards.

We do not expect that any of our Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or will not serve, the Shares represented by the enclosed GREEN proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Fund's First Amended and Restated By-Laws (the "Bylaws") and applicable law. In addition, we reserve the right to nominate substitute person(s) if MSP makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, the Shares represented by the enclosed GREEN proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if MSP increases the size of the Board above its existing size or increases the number of Trustees whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Karpus that any attempt to increase the size of the current Board or to change the classifications of the Board would constitute an unlawful manipulation of MSP's corporate machinery.

The information provided above has been furnished to Karpus by the Nominees.

ADDITIONAL INFORMATION CONCERNING THE PARTICIPANTS

Karpus Management, Inc., d/b/a Karpus Investment Management ("Karpus"), Karpus Investment Management Profit Sharing Plan Fund C - Growth Common Stock Fund ("Karpus Plan"), George W. Karpus (together with Karpus and the Karpus Plan, the "Karpus Group"), Arthur Charles Regan, and Dr. Daniel C. Robeson (each a "Participant" and collectively, the "Participants") are deemed to be the participants in this proxy solicitation.

Karpus was founded in 1986. George W. Karpus' principal business and occupation is as the President, CEO and Controlling Stockholder. Karpus' principal business and occupation is an independent registered Investment Adviser and provides investment management for individuals, pension plans, profit sharing plans, corporations, endowments, trusts and others. Karpus Plan's principal business and occupation is investing in securities.

Karpus', Karpus Plan's and Mr. Karpus' principal business address is: 183 Sully's Trail, Pittsford, New York 14534 (a suburb of Rochester). The principal business and occupation and principal business addresses of the Nominees is set forth elsewhere in this Proxy Statement.

As of the date hereof, the following held shares of MSP common shares: (1) Karpus, through its accounts, represents beneficial ownership of 1,399,348 shares and (2) Mr. Karpus, as the President and CEO of Karpus Management, may be deemed the beneficial owner of 16,450 shares, consisting of (i) 3,150 shares owned in the aggregate by The Karpus Family Foundation, Inc ("Karpus Foundation") and (ii) 13,300 shares held by Karpus Plan. Neither Mr. Regan nor Dr. Robeson own any shares of MSP. Each Participant disclaims beneficial ownership of such shares, except to the extent of his or its pecuniary interest therein. The Shares beneficially owned by each of Karpus, Karpus Plan, Karpus Foundation and Mr. Karpus were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business). Please see Appendix A for a list of the Participants' last two years' transactions in MSP.

Karpus' beneficial ownership of 1,399,348 common shares of MSP is approximately 24.1% of MSP's outstanding common shares. Such calculation is based on 5,798,291 common shares outstanding, as indicated on MSP's Annual Report, filed with the U.S. Securities and Exchange Commission on March 1, 2017, as of December 31, 2016.

Since it filed its Schedule 13D in February 2016, Karpus has spoken with Fund management and counsel for MCN and MSP on multiple occasions regarding its concerns. Karpus has also submitted Trustee Nominees, a proposal to terminate the Adviser of both Funds, as well as a non-binding shareholder proposal for shareholders' consideration at MSP's and MCN's 2017 Annual Meetings (or any postponements or adjournments thereof).

On April 28, 2017, the Nominees entered into a Joint Filing and Solicitation Agreement (the "Joint Filing and Solicitation Agreement") with the other members of the Karpus Group in which, among other things, (a) the Karpus Group agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of MSP and (b) the Karpus Group agreed to form the group for the purpose of soliciting proxies or written consents for the election of the Nominees at the Annual Meeting and for the Proposals and for the purpose of taking all other actions incidental to the foregoing.

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Fund; (iii) no Participant owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Fund during the past two years; (v) no part of the purchase price or market value of the securities of the Fund owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Fund; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (ix) no Participant or any of his associates was a party to any transaction, or series of similar transactions, since the beginning of the Fund's last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Fund; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Fund to become a director or executive officer and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Fund. Except as set forth in this Proxy Statement, there are no material proceedings to which any Participant or any of his associates is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries. With respect to each of the Participants, except as set forth in this Proxy Statement, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

Except as set forth in this Proxy Statement there are no arrangements or understandings between any member of the Karpus Group and the Nominees or any other Participant in this solicitation.

ADDITIONAL INFORMATION

Karpus has omitted from this Proxy Statement certain disclosures that are included in the Fund's proxy statement. Shareholders should refer to the Fund's proxy statement in order to review these disclosures.

The information concerning the Fund contained in this Proxy Statement has been taken from, or is based upon, publicly available information. Although Karpus does not have any information that would indicate that any information contained in this Proxy Statement concerning the Fund is inaccurate or incomplete, Karpus does not take any responsibility for the accuracy or completeness of such information.

IMPORTANT

TELL YOUR BOARD WHAT YOU THINK! Your vote is extremely important. No matter how many shares you own, please give Karpus your proxy FOR ALL KARPUS NOMINEES, FOR PROPOSAL 2 and FOR PROPOSAL 3 by voting your shares by telephone or Internet as described on the enclosed GREEN proxy card or by signing and dating the enclosed GREEN proxy card, and returning it in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GREEN proxy card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Karpus urges you to confirm in writing your instructions to Karpus in care of Regan & Associates, Inc. at the address provided below so that Karpus will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Questions, or requests for additional copies of this Proxy Statement, should be directed to:

Regan & Associates, Inc.
505 Eighth Avenue, Suite 800
New York, New York 10018
(800) 737-3426
-or-
Brett D. Gardner, Sr. Corporate Governance Analyst
Travis M. Gallton, CFA, Sr. Equity Portfolio Manager
Karpus Management, Inc., d/b/a Karpus Investment Management
183 Sully's Trail
Pittsford, New York 14534
(585) 586-4680

KARPUS INVESTMENT MANAGEMENT

July 10, 2017

THIS SOLICITATION IS BEING MADE BY KARPUS AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OR MANAGEMENT OF MSP. KARPUS IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. SHOULD OTHER MATTERS, WHICH KARPUS IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GREEN PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

KARPUS URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF KARPUS'S NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GREEN PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD TODAY.

APPENDIX A

Transactions in Securities of the Fund During the Past Two Years

Karpus Management, Inc., d/b/a Karpus Investment Management (through the accounts)

Shares of Common Stock Date of
Purchased/(Sold)  Purchase/Sale

            6,094   7/10/2015
          66,520   7/13/2015
            3,857   7/14/2015
            2,411   7/15/2015
            3,866   7/16/2015
            5,323   7/17/2015
            3,599   7/20/2015
            6,000   7/21/2015
            3,000   7/22/2015
               891   7/23/2015
            6,318   7/27/2015
            7,360   7/28/2015
            7,000   7/29/2015
            1,100   7/30/2015
            7,300   7/31/2015
               379   8/3/2015
            1,518   8/4/2015
            6,538   8/5/2015
            4,289   8/6/2015
            2,999   8/7/2015
          10,955   8/10/2015
            1,300   8/12/2015
            2,000   8/13/2015
            2,000   8/14/2015
            2,000   8/17/2015
            1,250   8/21/2015
            6,707   8/24/2015
            2,300   8/26/2015
               100   8/27/2015
              (450)  8/28/2015
               159   9/1/2015
            1,950   9/2/2015
            3,050   9/3/2015
            3,043   9/10/2015
            4,140   9/11/2015
            1,905   9/14/2015
          17,000   9/15/2015
          14,225   9/16/2015
               906   9/17/2015
              (850)  9/21/2015
            2,370   9/23/2015
            6,732   9/30/2015
            2,517   10/5/2015
            9,231   10/7/2015
          28,141   10/8/2015
            2,000   10/9/2015
               874   10/12/2015
               800   10/13/2015
          19,643   10/14/2015
          16,107   10/15/2015
          10,700   10/16/2015
            8,459   10/19/2015
          20,311   10/20/2015
            9,920   10/21/2015
            5,070   10/22/2015
               275   10/23/2015
          13,007   10/27/2015
          10,607   10/28/2015
            1,032   10/29/2015
            5,450   11/4/2015
            1,100   11/5/2015
            1,050   11/6/2015
            1,946   11/10/2015
          14,296   11/11/2015
            5,500   11/12/2015
               853   11/13/2015
            1,500   11/16/2015
            8,293   11/17/2015
               197   11/18/2015
              (500)  12/14/2015
               200   1/13/2016
          10,200   1/14/2016
            5,264   1/15/2016
          12,517   1/19/2016
          29,800   1/20/2016
          30,245   1/21/2016
            7,329   1/22/2016
          38,889   1/25/2016
          19,613   1/26/2016
            9,300   1/27/2016
               900   1/28/2016
          10,735   1/29/2016
               800   2/1/2016
               400   2/2/2016
            9,000   2/8/2016
              (450)  2/10/2016
            9,058   2/12/2016
            6,106   2/16/2016
               730   2/17/2016
            2,620   2/18/2016
            5,994   2/19/2016
          16,130   2/22/2016
               500   2/23/2016
            2,527   2/26/2016
            3,865   3/1/2016
              (650)  3/2/2016
               500   3/4/2016
               600   3/18/2016
            5,914   3/21/2016
            7,186   3/22/2016
               300   3/23/2016
            7,589   3/24/2016
            2,000   3/28/2016
            2,600   3/29/2016
               640   4/4/2016
               102   4/6/2016
            2,000   4/7/2016
            1,965   4/8/2016
               878   4/11/2016
            6,100   4/12/2016
              (300)  4/18/2016
            2,232   4/19/2016
            3,718   4/20/2016
            6,092   4/21/2016
            2,689   4/22/2016
            3,335   4/25/2016
            1,985   4/26/2016
            4,382   4/27/2016
            6,028   4/28/2016
            3,235   4/29/2016
            8,700   5/2/2016
          12,800   5/4/2016
            4,145   5/5/2016
            1,430   5/6/2016
            2,200   5/10/2016
            2,975   5/11/2016
            5,000   5/12/2016
            2,602   5/13/2016
            3,000   5/16/2016
            1,142   5/17/2016
            1,300   5/18/2016
          10,500   5/19/2016
               820   5/20/2016
               900   5/23/2016
                  (1)  6/2/2016
              (300)  6/16/2016
              (500)  7/1/2016
              (750)  7/8/2016
              (450)  8/10/2016
               100   8/29/2016
               250   8/30/2016
               100   8/31/2016
           (1,180)  9/1/2016
               200   9/14/2016
            1,630   9/15/2016
          20,610   9/16/2016
            3,804   9/19/2016
               615   9/20/2016
               450   9/21/2016
               200   9/23/2016
            6,978   9/26/2016
          79,364   9/27/2016
          68,378   9/28/2016
            1,680   9/29/2016
               700   9/30/2016
            5,000   10/4/2016
               100   10/5/2016
            7,300   10/6/2016
               800   10/7/2016
               645   10/11/2016
            1,275   10/12/2016
            5,700   10/13/2016
            9,200   10/14/2016
            3,780   10/17/2016
               555   10/18/2016
            1,200   10/19/2016
            8,285   10/20/2016
            1,250   10/25/2016
            1,150   10/26/2016
               100   10/27/2016
            1,000   10/31/2016
            2,592   11/2/2016
            2,725   11/3/2016
            1,370   11/4/2016
               570   11/7/2016
            3,600   11/8/2016
            1,400   11/9/2016
            8,400   11/10/2016
               405   11/11/2016
            1,600   11/15/2016
               105   11/16/2016
            6,801   11/17/2016
            1,252   11/21/2016
            6,284   11/28/2016
               250   11/29/2016
               466   11/30/2016
                 75   12/1/2016
            1,680   12/2/2016
        157,990   12/5/2016
        158,750   12/6/2016
               374   12/8/2016
           (1,954)  12/14/2016
            3,614   12/16/2016
               570   12/20/2016
               925   12/21/2016
              (560)  12/23/2016
              (300)  2/1/2017
              (880)  2/6/2017
              (450)  2/8/2017
            3,100   2/23/2017
            5,689   2/24/2017
               943   2/28/2017
               975   3/1/2017
            9,045   3/7/2017
            4,494   3/8/2017
           (1,304)  3/17/2017
           (3,740)  3/20/2017
           (2,256)  3/21/2017
           3,000  3/23/2017
           7,759  4/6/2017
           (1,235)  4/19/2017
           (1,145)  4/20/2017
           25,000  5/3/2017
           200  5/5/2017
           (990)  6/6/2017
           1,900  6/7/2017
The Karpus Family Foundation, Inc.
(George W. Karpus)

Shares of Common Stock Date of
Purchased/(Sold)  Purchase/Sale

      3,150  7/13/2015
Karpus Investment Management Profit Sharing Plan Fund C - Growth Common Stock Fund
(George W. Karpus)

Shares of Common Stock Date of
Purchased/(Sold)  Purchase/Sale

      8,381  1/19/2016
 4,919  1/21/2016

GREEN PROXY CARD

MADISON STRATEGIC SECTOR PREMIUM FUND (MSP)

2017 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF KARPUS MANAGEMENT, INC.,
D/B/A KARPUS INVESTMENT MANAGEMENT ("KARPUS")

THE BOARD OF TRUSTEES OF MADISON STRATEGIC SECTOR PREMIUM FUND
IS NOT SOLICITING THIS PROXY

P R O X Y

The undersigned appoints Brett D. Gardner, Travis M. Gallton, CFA, or Arthur Charles Regan as the undersigned's attorneys and agents with full powers of substitution to vote all shares of common stock of the Madison Strategic Sector Premium Fund (the "Fund" or "MSP") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Fund scheduled to be held at 550 Science Drive, Madison, Wisconsin 53711 at 10:00 a.m., Central Time, on Tuesday, August 22, 2017, including any adjournments, postponements, or delays thereof or any meeting which may be called in lieu thereof (the "Annual Meeting").

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL OF KARPUS' NOMINEES AND FOR PROPOSALS 2 AND 3.

This Proxy is valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Karpus' solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

If voting your proxies would, in Karpus' opinion, cause there to be a quorum and the Karpus Nominees and proposals would not be approved, then unless Karpus determines that the Board has agreed to afford shareholders truly independent representation on the Board of the Fund, Karpus may not attend the Annual Meeting, may not vote the undersigned's shares proxy, and the shares may not be counted toward a quorum. If you do not believe the foregoing condition is reasonably specified, or you unconditionally want your shares to be represented at the Annual Meeting, you should not give us your proxy.

KARPUS RECOMMENDS THAT YOU VOTE FOR ALL KARPUS NOMIMNEES, FOR PROPOSAL 2 and FOR PROPOSAL3.

PROPOSAL 1. Election of Trustees - Class III, to serve until 2020 or until their successor has been duly elected and qualified.

   [ ] FOR ALL Nominees

    [ ] FOR Arthur Charles Regan
    [ ] FOR Dr. Daniel Robeson

   [ ] WITHHOLD AUTHORITY

   [ ] FOR ALL EXCEPT

   To withhold authority to vote for certain nominees only, mark "For All Except" and write each such excepted nominee's name on the line below:

   _________________________________________________________

Karpus does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the Shares represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under MSP's bylaws and applicable law.  In addition, Karpus has reserved the right to nominate substitute person(s) if MSP makes or announces any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the bylaws and applicable law.  In any such case, Shares represented by this proxy card will be voted for such substitute nominee(s).

Karpus intends to use this proxy to vote "FOR" Messrs. Regan and Robeson.  There is no assurance that any of the candidates who have been nominated by MSP will serve as Trustees if our Nominees are elected.

PROPOSAL 2. Shareholder proposal regarding Termination of the Investment Advisory Agreement

  FOR                    AGAINST  ABSTAIN
  [ ]  [ ]  [ ]

PROPOSAL 3. Shareholder proposal regarding a self-tender offer

  FOR                    AGAINST  ABSTAIN
  [ ]  [ ]  [ ]

Signature of Stockholder:___________________________________ Signature of Stockholder:_______________________________________

Date:     ___________________________________ Date:______________________________________________________
Note: Please sign exactly as your name or names appear on this Proxy and return promptly using the enclosed envelope. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.